UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 5, 2007

BLOUNT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (503) 653-8881

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:  This Form 8-K/A amends the Registrant’s Current Report on Form 8-K dated November 5, 2007, as originally filed with the Commission on November 13, 2007.  This amendment reflects updated assumptions for pro forma adjustments that were originally prepared on a preliminary basis.  This amendment solely provides an update of the pro forma information included under Item 9.01.  Item 9.01 of the Registrant’s Current Report on Form 8-K dated November 5, 2007, as originally filed with the Commission on November 13, 2007, is herby replaced in its entirety by Item 9.01 contained herein.  All other items of the original Form 8-K are unchanged.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

The following unaudited pro forma condensed consolidated balance sheet and statements of operations are presented to illustrate the estimated effects of the sale of substantially all of the assets and operations of the Forestry Division and the repayment of debt.  The unaudited pro forma condensed consolidated balance sheet is presented as if the Transaction that occurred on November 5, 2007 had occurred on September 30, 2007. The unaudited pro forma condensed consolidated statements of operations are presented as if the Transaction had occurred on January 1, 2006. The unaudited pro forma condensed consolidated financial information should be read in conjunction with our historical consolidated financial statements and notes thereto appearing in our annual report on Form 10-K for the year ended December 31, 2006, and our unaudited condensed consolidated financial statements and notes thereto appearing in our quarterly report on Form 10-Q for the nine months ended September 30, 2007.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not purport to be indicative of the financial condition and results of operations that would have been achieved had the sale and repayment of debt for which we are giving pro forma effect actually occurred on the dates referred to above or indicative of the financial condition and results of operations that may be expected in the future. Such information has been prepared based upon currently available information and assumptions that our management believes are reasonable. Such currently available information and assumptions may prove to be inaccurate over time. Capitalized terms used herein but not otherwise defined herein have the meanings ascribed to such terms in the Registrant’s Current Report on Form 8-K dated November 5, 2007, as originally filed with the Commission on November 13, 2007.

Blount International, Inc. and Subsidiaries

Pro Forma Unaudited Consolidated Balance Sheet

As of September 30, 2007

	Pro Forma Adjustments
(Amounts in thousands)	Historical	Sale of Forestry Division (a)		Debt Payment (d)	Pro forma
Assets
Current assets
Cash and cash equivalents	$33,623	$73,600		$(32,850)	$74,373
Accounts receivable, net	93,887	(19,452)		—	74,435
Inventories, net	90,262	(23,194)		—	67,068
Deferred income taxes	14,925	(4,118	)(b)	—	10,807
Other current assets	11,938	2,498		—	14,436
Total current assets	244,635	29,334		(32,850)	241,119
Property, plant & equipment, net	99,835	(9,717)		—	90,118
Goodwill	71,892	(22,908)		—	48,984
Deferred financing costs	11,633	—		600	12,233
Deferred income taxes	18,688	1,162	(b)	—	19,850
Assets held for sale	1,500	—		—	1,500
Other Assets	24,240	6,110		—	30,350
Total Assets	$472,423	$3,981		$(32,250)	$444,154

Liabilities and Stockholders’ Deficit
Current liabilities:
Current maturities of long-term debt	$1,500	$—		$—	$1,500
Accounts payable	38,657	(12,451)		—	26,206
Accrued expenses	64,266	10,222	(c)	—	74,488
Deferred income taxes	126	—		—	126
Total current liabilities	104,549	(2,229)		—	102,320
Long-term debt, excluding current maturities	353,500	—		(32,250)	321,250
Deferred income taxes	898	—		—	898
Employee benefit obligations	58,649	(2,800)		—	55,849
Other liabilities	32,915	—		—	32,915
Total liabilities	550,511	(5,029)		(32,250)	513,232
Commitments and contingent liabilities
Total stockholders’ deficit	(78,088)	9,010		—	(69,078)
Total Liabilities and Stockholders’ Deficit	$472,423	$3,981		$(32,250)	$444,154

(a)

To reflect the elimination of assets sold to, and liabilities assumed by Caterpillar Inc. in connection with the sale of the Company’s Forestry Division on November 5, 2007, as if the transaction occurred on September 30, 2007. Assumes pro forma cash proceeds of $77.9 million, including amounts set aside under escrow agreements, and accrual of income taxes and transaction costs.

(b)	To record effect on deferred taxes related to the sale of the Forestry Division.

(c)	To show unpaid transaction fees and taxes, less other accrued expenses assumed by Caterpillar.

(d)	To show usage of gross proceeds for the payment of debt and amendment of credit agreements.

Blount International, Inc. and Subsidiaries

Pro Forma Unaudited Consolidated Statements of Income

Nine Months Ended September 30, 2007

	Pro Forma Adjustments
(Amounts in thousands, except per share data)	Historical	Forestry Division (a)	Other		Pro forma
Sales	$481,349	$99,761	$2,161	(b)	$383,749
Cost of sales	331,603	80,298	2,187	(b)	253,492
Gross profit	149,746	19,463	(26)		130,257
Selling, general and administrative expenses	86,929	15,625	(504	)(c)	70,800
Operating income (loss)	62,817	3,838	478		59,457
Interest income	872	53	—		819
Interest expense	(25,260)	(1)	—		(25,259)
Other income (expense), net	715	—	—		715
Income from continuing operations before income taxes	39,144	3,890	478		35,732
Provision for income taxes	13,800	1,494	184	(d)	12,490
Income from continuing operations	$25,344	$2,396	$294		$23,242

Basic income per share:	$0.53				$0.49

Diluted income per share:	$0.53				$0.48

Weigted average shares used in per share calculations:
Basic	47,276				47,276
Diluted	48,068				48,068

(a)

Represents exclusion of the results of operations of the Forestry Division. A nonrecurring pro forma gain has not been included in the pro forma income statement. The actual gain, when determined, will be reported within discontinued operations in the historical income statement in the Company’s annual report on Form 10-K for the year ending December 31, 2007.

(b)	To recognize intercompany sale of product between other business units and the Forestry Division.

(c)	To reflect stock compensation expense applicable to employees of discontinued operations.

(d)	To record the impact of the pre-tax pro forma adjustments at the statutory tax rate.

Blount International, Inc. and Subsidiaries

Pro Forma Unaudited Consolidated Statements of Income

Year Ended December 31, 2006

	Pro Forma Adjustments
(Amounts in thousands, except per share data)	Historical	Forestry Division (a)	Other		Pro forma
Sales	$651,064	$167,316	$3,746	(b)	$487,494
Cost of sales	446,636	136,546	3,725	(b)	313,815
Gross profit	204,428	30,770	21		173,679
Selling, general and administrative expenses	111,197	21,033	(692	)(c)	89,472
Retirement plan redesign	3,747	—	—		3,747
Plant closure costs	1,216	1,216	—		—
Operating income	88,268	8,521	713		80,460
Interest income	381	3	—		378
Interest expense	(35,782)	—	—		(35,782)
Other income (expense), net	1,549	214	—		1,335
Income from continuing operations before income taxes	54,416	8,738	713		46,391
Provision for income taxes	16,349	2,834	231	(d)	13,746
Income from continuing operations	$38,067	$5,904	$482		$32,645

Basic income per share:	$0.81				$0.69

Diluted income per share:	$0.80				$0.68

Weigted average shares used in per share calculations:
Basic	47,145				47,145
Diluted	47,868				47,868

(a)

Represents exclusion of the results of operations of the Forestry Division. A nonrecurring pro forma gain has not been included in the pro forma income statement. The actual gain, when determined, will be reported within discontinued operations in the historical income statement in the Company’s annual report on Form 10-K for the year ending December 31, 2007.

(b)	To recognize intercompany sale of product between other business units and the Forestry Division.

(c)	To reflect stock compensation expense applicable to employees of discontinued operations.

(d)	To record the impact of the pre-tax pro forma adjustments at the statutory tax rate.

Blount International, Inc. and Subsidiaries

Pro Forma Unaudited Consolidated Statements of Income

Year Ended December 31, 2005

	Pro Forma Adjustments
(Amounts in thousands, except per share data)	Historical	Forestry Division (a)	Other		Pro forma
Sales	$702,256	$227,490	$4,063	(b)	$478,829
Cost of sales	474,171	180,462	4,038	(b)	297,747
Gross profit	228,085	47,028	25		181,082
Selling, general and administrative expenses	110,294	20,840	—		89,454
Operating income	117,791	26,188	25		91,628
Interest income	622	—	—		622
Interest expense	(37,329)	—	—		(37,329)
Other income (expense), net	(905)	58	—		(963)
Income from continuing operations before income taxes	80,179	26,246	25		53,958
Provision (benefit) for income taxes	(24,528)	9,737	9	(c)	(34,256)
Income from continuing operations	$104,707	$16,509	$16		$88,214

Basic income per share:	$2.27				$1.91

Diluted income per share:	$2.20				$1.86

Weigted average shares used in per share calculations:
Basic	46,094				46,094
Diluted	47,535				47,535

(a)

Represents exclusion of the results of operations of the Forestry Division. A nonrecurring pro forma gain has not been included in the pro forma income statement. The actual gain, when determined, will be reported within discontinued operations in the historical income statement in the Company’s annual report on Form 10-K for the year ending December 31, 2007.

(b)	To recognize intercompany sale of product between other business units and the Forestry Division.

(c)	To record the impact of the pre-tax pro forma adjustments at the statutory tax rate.

Blount International, Inc. and Subsidiaries

Pro Forma Unaudited Consolidated Statements of Income

Year Ended December 31, 2004

	Pro Forma Adjustments
(Amounts in thousands, except per share data)	Historical	Forestry Division (a)	Other		Pro forma
Sales	$642,975	$201,974	$4,339	(b)	$445,340
Cost of sales	422,068	158,590	4,298	(b)	267,776
Gross profit	220,907	43,384	41		177,564
Selling, general and administrative expenses	109,590	21,291	—		88,299
Operating income	111,317	22,093	41		89,265
Interest income	2,272	—	—		2,272
Interest expense	(61,280)	11	—		(61,291)
Other income (expense), net	(39,703)	3,942	—		(43,645)
Income from continuing operations before income taxes	12,606	26,046	41		(13,399)
Provision (benefit) for income taxes	8,058	9,940	16	(c)	(1,866)
Income from continuing operations	$4,548	$16,106	$25		$(11,533)

Basic income (loss) per share:	$0.12				$(0.32)

Diluted income (loss) per share:	$0.12				$(0.32)

Weigted average shares used in per share calculations:
Basic	36,413				36,413
Diluted	38,474				36,413

(a)

Represents exclusion of the results of operations of the Forestry Division. A nonrecurring pro forma gain has not been included in the pro forma income statement.  The actual gain, when determined, will be reported within discontinued operations in the historical income statement in the Company’s annual report on Form 10-K for the year ending December 31, 2007.

(b)	To recognize intercompany sale of product between other business units and the Forestry Division.

(c)	To record the impact of the pre-tax pro forma adjustments at the statutory tax rate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Calvin E. Jenness
Calvin E. Jenness
Senior Vice President and
Chief Financial Officer

Dated: February 8, 2008